Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Future Minimum Annual Rental Payments Under Operating Leases

We have operating lease commitments for certain of our facilities and equipment that expire on various dates through 2019. The following schedule outlines future minimum annual rental payments under these leases at December 31, 2012 (in thousands):

2013	$43,148
2014	37,350
2015	32,943
2016	30,935
2017	27,449
Thereafter	62,496

$234,321